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                                 EXHIBIT 23(b)
                                 -------------


                        CONSENT OF DELOITTE & TOUCHE LLP


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Metatec Corporation on Form S-8 of our reports dated February 9, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of Metatec Corporation for the year ended December 31, 1995.



/s/ Deloitte & Touche LLP


Columbus, Ohio
May 2, 1996